FIRST AMENDMENT TO
SECURITY AGREEMENT

This FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment"), effective as of June 30, 2008, is made by and between Well Chance Investments Limited, a company incorporated in the British Virgin Islands (the "Company"), and RMK Emerging Growth Opportunity Fund LP, a Delaware limited partnership (the "Lender").

WHEREAS, on January 31, 2008, the Company entered into a Security Agreement (the "Security Agreement") with the Lender to secure the loan (the "RMK Loan") made under a Loan Agreement with the Lender (the "Loan Agreement"); and

WHEREAS, subsequent to executing the Loan Agreement, the parties determined that the aggregate amount for the RMK Loan should be 375,733.15, consisting of an Initial Loan of $175,733.15, and an Additional Loan of up to $200,000, which is consistent with the outstanding balance as of March 31, 2008.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.  Defined Terms. Capitalized terms used but not defined herein have the meanings assigned to them in the Loan Agreement.

2.  Amendment of Recitals. The first WHEREAS clause in the Security Agreement is hereby deleted in its entirety and replaced by the following:

"WHEREAS, on the Effective Date, the Company entered into a Loan Agreement with the Lender to evidence a bridge loan from the Lender to the Company in the aggregate amount of $375,733.15, consisting of an Initial Loan of $175,733.15, and an Additional Loan of $200,000 (collectively, the "RMK Loan");"

3.  Effect of Amendment. Except as expressly amended hereby, the Security Agreement shall continue in full force and effect and its terms are incorporated herein by this reference and shall constitute a part of this Amendment. Any references to the "Security Agreement" or to the words hereof, hereunder or words of similar effect in the Security Agreement shall mean the Security Agreement as amended hereby. In the event of any conflict between the Security Agreement and this Amendment, the terms and conditions of this Amendment shall control.

4.     Counterparts; Facsimile Signatures. This Amendment may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement. This Amendment may be executed using facsimiles of signatures, and a facsimile of a signature shall be deemed to be the same, and equally enforceable, as an original of such signature.

* * * * * *

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of August 23, 2008.

THE COMPANY:

WELL CHANCE INVESTMENTS LIMITED

By:	/s/ Jeffrey Dash
Jeffrey Dash, Chief Executive Officer

THE LENDER:

RMK EMERGING GROWTH OPPORTUNITY FUND LP

By:	/s/ Adam M. Roseman
Adam M. Roseman, as authorized signatory for and on behalf of ARC EMERGING GROWTH PARTNERS, LLC, General Partner of RMK Emerging Growth Opportunity Fund LP